CONSULTING AGREEMENT

THIS AGREEMENT dated effective as of the 3rd day of September, 2014 ("Effective Date").

BETWEEN:

ROBERT LIPP, business person, having an address at Box 3516, Boynton Beach, Florida 33424

(hereinafter called the "Consultant”)

OF THE FIRST PART

AND:

TRITON EMISSION SOLUTIONS INC., a company incorporated under the laws of the State of Delaware, having an address located at 151 San Francisco Street, #201, San Juan, Puerto Rico 00901

(hereinafter called the “Company”)

OF THE SECOND PART

WHEREAS, the Company wishes to engage the Consultant as an independent consultant to provide the services to the Company as, and subject to the terms and conditions, set forth in this Agreement, and Consultant wishes to provide such services, subject to the terms and conditions set forth herein.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.

CONSULTING SERVICES

1.1

The Company hereby engages the Consultant to provide the Consulting Services to the Company in accordance with the terms and conditions of this Agreement and the Consultant hereby accepts such engagement.

1.2

The Consultant agrees to perform the duties generally attributable to a Vice President, Investor Affairs of the Company, reporting directly to the Company’s Chief Executive Officer (the “CEO”) and the Company’s Chief Financial Officer (the “CFO”), and to perform the following services and undertake the following responsibilities and duties to the Company as consulting services, subject to the supervision and control of the CEO and the CFO (the "Consulting Services")

(a)

Respond to investor inquiries;

(b)

Assist the Company in making an application to list its securities on NASDAQ or other stock exchanges;

(c)

Promoting the Company to retail brokers;

(d)

Assist the Company with presentations to potential institutional equity hedge funds, money managers, registered investment advisors, and microcap funds; and

(e)

performing such other duties and observing such instructions as may be reasonably assigned from time to time by or on behalf of the CEO and the CFO in the Consultant’s capacity to perform the duties generally attributable to a Vice President, Investor Relations, provided such duties are within the scope of the Company’s business and implementation of the Company’s business plan.

1.3

The Consultant shall devote such attention and energies to the business affairs of the Company as may be reasonably necessary for the discharge of his duties as Vice President, Investor Relations, provided that, subject to the terms and conditions set out in this Agreement, the Consultant may engage in investment, business and other activities.

1.4

The Consultant will at all times be an independent contractor and the Consultant will not be deemed to be an employee, officer or director of the Company.  The Consultant shall be responsible for all taxes or deductions as required, or remitted in the Consultant’s country of domicile.

1.5

The Consultant shall comply with all applicable federal, state and local laws, statutes and regulations and the lawful requirements and directions of any governmental or administrative authority having jurisdiction with respect to the Consulting Services, including, without limitation, the United States  Securities Act of 1933 and the United States Securities Exchange Act of 1934, each as amended (the “Securities Act” and the “Exchange Act,” respectively) and any applicable state securities laws, and agrees to indemnify the Company against all claims, loss, damages and expenses incurred by the Consultant's violation of any laws, statutes or regulations.

1.6

The Consultant is not a registered broker or dealer under the Exchange Act or under any other applicable securities laws, and, will not during the term of this Agreement, engage in any activities that would require the Consultant to register as a broker or dealer under the Exchange Act or under any other applicable securities laws.

1.7

The Consultant will not make any representations concerning the Company without the prior authorization of both the CEO and the CFO, and the Consultant will not knowingly make any untrue statement of a material fact regarding the Company, nor knowingly omit to state a material fact required to be stated or necessary to make any statement by the Consultant not misleading.

1.8

The Consultant will not, without the prior authorization of both the CEO and the CFO, distribute any materials or make any representations about the Company, its business or its prospects, other than the Company’s public filings with the United States Securities and Exchange Commission (the “SEC”).

2.

CONSULTING FEE, SHARES, WARRANTS AND REIMBURSEMENT OF EXPENSES

2.1

In consideration for the Consultant’s agreement to provide the Consulting Services, the Company shall issue to the Consultant the following securities (collectively, the “Consulting Fee”) upon execution of this Agreement by each of the parties hereto:

(a)

100,000 shares of the Company’s common stock (the “Shares”), which Shares shall, upon issuance, be fully paid and non-assessable shares in the Company’s common stock; and

(b)

Non-transferrable share purchase warrants to purchase an aggregate of 250,000 shares of the Company’s common stock at an exercise price of $0.50 per share for a period expiring on August 1, 2018 (the “Warrants”), which Warrants shall be substantially in the form attached as Exhibit A hereto.

2.2

In addition to the Consulting Fee, upon the submission of proper vouchers and other authorizations in accordance with the Company’s expense and reimbursement policies and procedures as may exist from time to time, the Company will reimburse the Consultant for all normal and reasonable travel and other specific expenses incurred by the Consultant during the Term and in connection with the performance by the Consultant of the Consulting Services.

3.

TERM OF SERVICES

3.1

The Consultant shall provide the Consulting Services to the Company for a term beginning on the date of this Agreement and continuing until the close of business on the first (1st) anniversary of the date of this Agreement (the “Termination Date”), unless this Agreement is terminated earlier or extended in accordance with the terms and conditions set forth in this Agreement (the “Term”)

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3.2

The Company may terminate this Agreement prior to the Termination Date:  (i) at any time on sixty (60) days’ prior written notice upon the occurrence of any of the following events (each an “Event of Default”):

(a)

the Consultant’s commission of an act of fraud, theft or embezzlement or other similar willful misconduct;

(b)

the neglect or breach by the Consultant of his material obligations or agreements under this Agreement; or

(c)

the Consultant’s refusal to follow the lawful directives of the Board.

provided, that written notice of the Event of Default has been delivered to the Consultant, and further provided, that the Consultant has failed to remedy such Event of Default within sixty (60) days of the date such written notice was delivered to the Consultant.

3.3

The Consultant may terminate this Agreement at any time prior to the Termination Date upon sixty (60) days’ prior written notice.

4.

PROPRIETARY INFORMATION AND DEVELOPMENTS

4.1

Confidential Information. The Consultant acknowledges and agrees that, during the course of providing the Consulting Services to the Company, he will have access to secret and confidential information relating to the Company (the “Confidential Information”) and that the following restrictive covenants are necessary to protect the interests and continued success of Company.  Except in the course of the performance of the duties of the Consultant hereunder during the Term in good faith for the sole and exclusive benefit of the Company and in accordance with such confidentiality practices as may be established from time to time by the Company, and except where required by law, the Consultant shall not disclose any Confidential Information to any person or entity at any time during or after the expiration or earlier termination of this Agreement.  As used in this Agreement, Confidential Information includes, without limitation, all information of a technical or commercial nature (such as information consisting of research and development, patents, trademarks and copyrights and applications thereto, formulas, codes, computer programs, software, methodologies, processes, innovations, software tools, know-how, knowledge, designs, drawings specifications, concepts, data, reports, techniques, documentation, pricing, marketing plans, customer and prospect lists, trade secrets, financial information, salaries, business affairs, suppliers, profits, markets, sales strategies, forecasts and personnel information), whether written or oral, relating to the Company or the business and affairs of the Company, its customers and/or other business associates identified in writing by the Company as being "Confidential Information."  The term "Confidential Information" shall not include information that (i) has been made available to the public generally through no fault of or no breach of any duty or obligation owed by the Consultant;  (ii) that the Company regularly gives to third parties without restriction on use or disclosure; (iii) that is shown by documentary evidence to have been independently developed by the Consultant after the date the Consultant ceases to act for the Company in any capacity, without access to or utilizing any relevant Confidential Information; or (iv) that has been received lawfully and in good faith after the date the Consultant ceases to act for the Company in any capacity from a third party who did not derive it from the Company.  If the Consultant is required by law, including, without limitation, by subpoena or civil discovery request, to disclose any Confidential Information, the Consultant shall immediately notify the Company in writing of the particulars of such requested disclosure and shall reasonably cooperate with the Company in seeking a protective order prohibiting or limiting such disclosure to the extent permitted by law.  In any event, the Consultant shall limit its disclosure of Confidential Information to that portion of such Confidential Information that it is legally required to disclose.

4.2

Creations. The Consultant acknowledges and agrees that all patents, copyrights, trademarks, service marks, trade secrets, inventions, discoveries, creations, devices, designs, specifications, processes, techniques, methods, procedures, analysis, know-how and other proprietary rights (including computer programs, source codes, object codes, technical documentation, forms, protocols, manuals, evaluation tools and methodologies), and any and all modifications, improvements and enhancements thereof, that are conceived, developed, made or reduced to practice by or under the

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direction of the Consultant (either alone or jointly with others), including, without limitation, all patentable works created by or under the direction of the Consultant and all copyrightable works created by or under the direction of the Consultant as “works made for hire” under applicable law, directly or indirectly arising from, related to or in connection with the properties, business, operations, opportunities or prospects of the Company (or any of its affiliates), or that are paid for by, or created at the direction of, the Company (or any of its affiliates), at any time during the period beginning on the date of this Agreement and ending on the date that Consultant ceases to act as a consultant (or any similar capacity) of the Company (or any of its affiliates) or the third anniversary of this Agreement, whichever is longer (the “Exclusive Period”) (collectively, “Creations”), shall be and remain the sole and exclusive property of the Company (or such affiliates).  In the event that any Creations are not “works made for hire” under applicable law, the Consultant shall, and hereby does, irrevocably and unconditionally assign and transfer all rights, title and interests in and to such Creations to the Company (or such affiliate), to the maximum extent permitted by applicable law, without further compensation and without warranty of the Consultant other than as to a warranty of no prior assignment of such rights, title and interests.  The Consultant further agrees (i) to disclose promptly to the Company all Creations that are conceived, developed, made or reduced to practice by or at the direction of the Consultant (either alone or jointly with others), (ii) to assign all rights, title and interests in such Creations to the Company (or its affiliate), to the maximum extent permitted by applicable law, without further compensation and without warranty of the Consultant other than as to a warranty of no prior assignment of such rights, title and interests, and (iii) to execute and deliver any and all applications, assignments or other instruments that the Company (or its affiliate) may deem necessary or desirable in order to permit the Company (or such affiliate), at its sole cost and expense, to perfect the assignment and transfer all rights, title and interests in and to such Creations to the Company (or such affiliate), and to apply for, prosecute, obtain and protect any and all patents, copyrights, trademarks, service marks, trade secrets or other proprietary rights in and to such Creations in the United States and foreign countries.

4.3

Unrelated Creations.  Subject to Sections 4.4 and 4.5, Unrelated Creations shall not be deemed to be the property of the Company (or any its affiliates), and the Consultant shall have no obligations to the Company with respect to such Unrelated Creations.  “Unrelated Creations” means any patents, copyrights, trademarks, service marks, trade secrets, inventions, discoveries, creations, devices, designs, specifications, processes, techniques, methods, procedures, analysis, know-how or other proprietary rights conceived, developed, made or reduced to practice by or under the direction of the Consultant (either alone or jointly with others) (i) at any time during the Exclusive Period that are not directly or indirectly arising from, related or connection with the properties, business, operations, opportunities or prospects of the Company (or any of its affiliates), and/or that have not been paid for by, or created at the direction of, the Company (or any of its affiliates), or (ii) at any time after the expiration of the Exclusive Period, subject to Sections 4.4 and 4.5.

4.4

Non-Competition.  The Consultant agrees that during the period beginning on the date of this Agreement and ending on the date that the Consultant ceases to act for the Company in any capacity whatsoever (the “Restricted Period”), the Consultant will not, directly or indirectly, whether or not for compensation, be engaged in or have any financial interest in any business, wherever located, competing with or which may compete with the Company in any business that the Company is engaged in, or that the Consultant knows or reasonably should know, that the Company intends to engage in in each case during the Restricted Period (the “Company Business”).  For purposes of this Agreement, the Consultant will be deemed to be "engaged in or to have a financial interest in" a business if the Consultant is an owner, shareholder, employee, officer, director, partner, agent, consultant, service provider, representative, salesperson, advisor, investor, principal, joint venturer or member of or to any Person (defined below), which is engaged in such a business, or if the Consultant directly or indirectly receives remuneration from or performs services for such a Person, or if a member of such Consultant's Immediate Family (defined below) beneficially owns an equity interest, or interest convertible into equity, in any such entity; provided, however, that the foregoing will not prohibit the Consultant from owning, for the purpose of passive investment, less than 5% of any class of securities of a publicly held corporation actively traded on a national securities exchange, the U.S. over-the-counter securities markets or any foreign securities exchange or market.  “Person” means any individual, corporation, trust, association, partnership, proprietorship, joint venture or other entity.  “Immediate Family” means an individual’s spouse or children.

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4.5

Non-Solicitation / Non-Interference.  During the Restricted Period the Consultant shall not, directly or indirectly, acting as an employee, owner, shareholder, partner, member, joint venturer, contractor, advisor, representative, officer, director, agent, salesperson, consultant, service provider, advisor, investor or principal of any Person:

(a)

solicit, advise, provide or sell, directly or indirectly, any services or products of the same or similar nature to services or products of the Company to any client or prospective client of the Company in the Company Business.  For purposes of this Agreement the term “prospective client” shall mean any Person or group of associated Persons whose business the Company has solicited at any time from the date of this Agreement to the date that the Consultant ceases to act for the Company in any capacity whatsoever (the “Service Period”);

(b)

solicit, request or otherwise attempt to induce or influence, directly or indirectly, any present client, distributor or supplier, or prospective client, distributor or supplier, of the Company, or other Persons sharing a business relationship with the Company, to cancel, limit or postpone their business with the Company, or otherwise take action which might be to the disadvantage of the Company; or

(c)

hire or solicit for employment, directly or indirectly, or induce or actively attempt to influence, any employee, officer, director, agent, contractor or other business associate of (i) the Company or (ii) of any other Person, if such Person's primary responsibilities were related to the Company during the Service Period to terminate his or, her employment or discontinue such person's consultant, contractor or other business association with the Company or the Company’s  affiliates.

4.6

Scope of Restrictive Covenants.  In the event that any of the provisions of this Article 4 should ever be adjudicated to exceed the time, geographic, product or service and/or other limitations permitted by applicable law in any jurisdiction, then such provisions shall be deemed reformed in such jurisdiction to the maximum time, geographic, product or service and/or other limitations permitted by applicable law.  If the covenants of this Article 4 are determined to be wholly or partially unenforceable in any jurisdiction, such determination shall not be a bar to or in any way diminish the Company’s right to enforce such covenants in any other jurisdiction.

4.7

Injunctive Relief.  The Consultant acknowledges and agrees that in the event of a breach or threatened breach of the provisions of this Article 4, the Company may suffer irreparable harm and money damages alone would not afford the Company an adequate remedy and, therefore, the Company shall be entitled to obtain immediate injunctive relief, including, without limitation, a temporary restraining order and a preliminary and permanent injunction, in any court of competent jurisdiction (without being obligated to post a bond or other collateral) restraining the Consultant from such breach or threatened breach of the restrictive covenants contained in this Article 4.  Nothing in this Section shall be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach, including, without limitation, the recovery of monetary damages from the Consultant.

5.

PARTIES BENEFITED; ASSIGNMENTS

5.1

This Agreement shall be binding upon, and inure to the benefit of, the Consultant, his heirs and his personal representative or representatives, and upon the Company and its successors and assigns. Neither this Agreement nor any rights or obligations hereunder may be assigned by the Consultant.

6.

NOTICES

6.1

Any notice required or permitted by this Agreement shall be in writing, sent by registered or certified mail, return receipt requested, or by overnight courier, addressed to the Board and the Company at its then principal office, or to the Consultant at the address set forth in the preamble, as the case may be, or to such other address or addresses as any party hereto may from time to time specify in writing for the purpose in a notice given to the other parties in compliance with this Section 6.  Notices shall be deemed given when delivered.

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7.

GOVERNING LAW

7.1

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida and each party hereto adjourns to the jurisdiction of the courts of the State of Florida.

8.

REPRESENTATIONS AND WARRANTIES

8.1

The Consultant represents and warrants to the Company that (a) the Consultant is under no contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of his duties hereunder or other rights of Company hereunder, and (b) the Consultant is under no physical or mental disability that would hinder the performance of his duties under this Agreement.

9.

MISCELLANEOUS

9.1

This Agreement contains the entire agreement of the parties relating to the subject matter hereof.

9.2

This Agreement supersedes any prior written or oral agreements or understandings between the parties relating to the subject matter hereof.

9.3

No modification or amendment of this Agreement shall be valid unless in writing and signed by or on behalf of the parties hereto.

9.4

A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition.

9.5

This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be held invalid or unenforceable, such invalidity and unenforceability shall not affect the remaining provisions hereof and the application of such provisions to other persons or circumstances, all of which shall be enforced to the greatest extent permitted by law.

9.6

The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof.

9.7

The Consultant acknowledges and agrees that O'Neill Law Corporation has acted solely as legal counsel for the Company and that the Consultant has been advised to obtain independent legal advice prior to execution of this Agreement.

9.8

During the Term, the Company agrees to use commercially reasonable efforts to maintain the registration of its Common Stock under Section 12(b) or 12(g) of the Securities Exchange Act of 1934.

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9.9

This Agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

/s/ Robert Lipp

ROBERT LIPP

TRITON EMISSION SOLUTIONS INC.

by its authorized signatory:

/s/ Rasmus Norling

Paer Tomas Rasmus Norling

Chief Executive Officer

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EXHIBIT A

TO THE CONSULTING AGREEMENT BETWEEN

ROBERT LIPP AND TRITON EMISSION SOLUTIONS INC.

FORM OF WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN “ACCREDITED INVESTOR” PURSUANT TO RULE 501 OF REGULATION D OF THE SECURITIES ACT.

TRITON EMISSION SOLUTIONS INC.

A DELAWARE CORPORATION

NON-TRANSFERRABLE COMMON STOCK PURCHASE

WARRANT CERTIFICATE NUMBER

1.

Issuance

THIS IS TO CERTIFY THAT, for value received, ROBERT LIPP of Box 3516, Boynton Beach, FL 33424 (the “Holder”), shall have the right to purchase from TRITON EMISSION SOLUTIONS INC., a Delaware corporation (the “Company”), TWO HUNDRED FIFTY THOUSAND (250,000) fully paid and non-assessable shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at any time until 5:00 P.M., Pacific time, on the 1st day of August, 2018, subject to earlier termination as set forth herein (the “Expiration Date”) at an exercise price of $0.50 per share (the "Exercise Price"), subject to further adjustments as set forth herein.  The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the “Warrant Shares.”

2.

Terms Subject to Consulting Agreement

This Warrant is subject to the terms and conditions set out in that Consulting Agreement between the Company and Robert Lipp (the “Consultant”) dated effective as of the 3rd day of September, 2014, as may be amended from time to time by the parties thereto (the “Consulting Agreement”), which terms and conditions are incorporated by reference herein.

The Holder’s right to exercise this Warrant shall terminate on the earliest of the following dates:

(a)

The Expiration Date;

(b)

Subject to subsection (c) below, the date which is ninety (90) days from the date on which the Consultant ceases to act as a consultant of the Company or any subsidiary of the Company; and

TRITON EMISSION SOLUTIONS INC. Non-Transferrable Common Stock Purchase Warrant Certificate <#>

(c)

In the event of the termination of the Consultant as a consultant of the Company or any subsidiary of the Company as a result of an Event of Default (as that term is defined in the Consulting Agreement), the date on which the Consultant ceases to act as a consultant of the Company or any subsidiary of the Company.  Upon receipt of written notice of an Event of Default under the Consulting Agreement, the Consultant’s right to exercise this Warrant shall immediately be suspended pending (i) the cure or waiver of such Event of Default in accordance with the Consulting Agreement (upon which the Holder’s right to exercise this Warrant shall be restored); or (ii) the termination of the Consulting Agreement (upon which the Holder’s right to exercise this Warrant shall immediately be terminated)

Notwithstanding the foregoing, the Consultant will be deemed not to have ceased to act as a consultant of the Company or any subsidiary of the Company (the “Original Position”) if the Consultant continues to act as an employee, officer, director or consultant of the Company or a subsidiary of the Company in some other capacity immediately upon ceasing to act in the Original Position.

3.

Warrant Non-Transferrable

This Warrant shall be not be transferrable except with the prior written consent of the Company (which consent may be withheld or delayed for any or no reason as determined by the Company in its sole and absolute discretion).

4.

Exercise of Warrants

This Warrant is exercisable in whole or in partial allotments of no less than 1,000 Warrant Shares at the Exercise Price per Warrant Share payable hereunder, payable in cash or by certified or official bank check. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the Warrant Shares purchased, the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased.  No fractional shares shall be issued in connection with any exercise of this Warrant.  In lieu of the issuance of any fractional share, the Company shall round up or down the fractional amount to the nearest whole number.  In the event that the Warrant Shares exercised shall be less than the total number of Warrant Shares issuable as set forth above, the Company will issue a replacement Warrant Certificate to the Holder for the balance of the Warrant Shares so issuable.

5.

Adjustment to Exercise Price for Stock Dividends, Stock Splits, Reclassifications, Mergers, Etc.

The Exercise Price and the number of Warrant Shares which can be purchased by the Holder upon the exercise of this Warrant shall be subject to adjustment in the events and in the following manner:

(1)

If the Company (i) subdivides its then outstanding shares of Common Stock into a larger number of shares by way of any stock split, stock dividend, recapitalization or similar transaction, (ii) combines its then outstanding shares of Common Stock into a smaller number of shares of Common Stock by way of combination, reverse stock split, share consolidation or similar transaction, or (iii) pays or issues a stock dividend on its then outstanding shares of Common Stock or otherwise makes a distribution on its then outstanding shares of Common Stock that is payable or issuable pro rata in shares of Common Stock, the Exercise Price shall be adjusted to an amount equal to the product of the Exercise Price in effect immediately prior to such transaction, multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such transaction, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such transaction, and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged;

TRITON EMISSION SOLUTIONS INC. Non-Transferrable Common Stock Purchase Warrant Certificate <#>

(2)

If the Company reclassifies its Common Stock (other than a change in par value or a subdivision or combination as provided for in Paragraph 6(1) above), or the Company enters into any reorganization, consolidation or merger of the Company with or into another corporation or entity (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of any class of common capital stock of the Company), or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution then, as part of any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, lawful provision shall be made so that the Warrants will be assumed by the surviving or transferee entity and the holder of the Warrants shall have the right thereafter to receive upon the exercise thereof, the kind and amount of shares of stock or other securities or property, and in such proportion as adjusted, which the Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, as the case may be, the Holder had held the number of shares of common capital stock of the Company that were then purchasable upon the exercise of the Warrants. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the holder of the Warrants such that the provisions of this Warrant (including provisions with respect to the Exercise Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of the Warrants; and

(3)

The adjustments provided for herein in the subscription rights represented by this Warrant are cumulative.

6.

 Reservation of Shares

The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance of the Warrant Shares upon exercise of this Warrant.

7.

Mutilation or Loss of Warrant

Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

8.

Rights of the Holder

The Holder shall not, by virtue hereof, be entitled to any rights as a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and and the Consulting Agreement are not enforceable against the Company except to the extent set forth herein and therein.

9.

US Securities Matters

This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and have been issued to the Holder for investment purposes and not with a view to the distribution of either the Warrant or the Warrant Shares.  Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section. The Holder understands that this Warrant and the Warrant Shares constitute “restricted securities” as defined in Rule 144.  By acceptance of this certificate, the Holder acknowledges and agrees that:

TRITON EMISSION SOLUTIONS INC. Non-Transferrable Common Stock Purchase Warrant Certificate <#>

(1)

The Holder is acquiring this Warrant and the Warrant Shares for its own account for investment, with no present intention of dividing its interest with others or of reselling or otherwise disposing of all or any portion of the same;

(2)

The Holder does not intend any sale of this Warrant or the Warrant Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(3)

The Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of this Warrant or the Warrant Shares;

(4)

The Holder is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of this Warrant or the Warrant Shares;

(5)

This Warrant and the Warrant Shares were offered to the Holder in direct communication between the Holder and the Company and not through any advertisement of any kind; and

(6)

The Holder has the financial means to bear the economic risk of the investment which it hereby agrees to make.

All certificates representing the Warrant Shares will be endorsed with a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

In addition, the Holder will comply with all other applicable securities legislation in addition to the Securities Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Company may refuse to register any sale or transfer not in compliance with such other securities legislation.

THIS WARRANT MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN “ACCREDITED INVESTOR” PURSUANT TO RULE 501 OF REGULATION D OF THE SECURITIES ACT.

10.

Canadian Securities Matters

By acceptance of this certificate, the Holder acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in MI 51-105, and that the Warrant Shares will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Holder further acknowledges and agrees that the Warrants and the Warrant Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105, the Holder will, and will cause its Affiliates to, comply with such conditions in making any trade of the Warrants or Warrant Shares in or from a jurisdiction in Canada and the Company will refuse to register any transfer of the Warrants or Warrant Shares made in connection with a trade of such securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.  Notwithstanding the generality of the forgoing, as of the date hereof, MI 51-105 generally provides that securities may not be traded in or from a jurisdiction in Canada unless the following conditions have been met:

TRITON EMISSION SOLUTIONS INC. Non-Transferrable Common Stock Purchase Warrant Certificate <#>

(a)

A four month period has passed from the later of (i) the date that the Company distributed the securities, and (ii) the date the securities were distributed by a control person of the Company;

(b)

If the person trading the Securities is a control person of the Company, such person has held the securities for at least 6 months;

(c)

The number of securities that the person proposes to trade, plus the number of securities of the same class that such person has traded in the preceding 12 months, does not exceed 5% of the Company’s outstanding securities of the same class;

(d)

The trade is made through an investment dealer registered in a jurisdiction in Canada;

(e)

The investment dealer executes the trade through any of the over-the-counter markets in the United States;

(f)

There has been no unusual effort made to prepare the market or create a demand for the securities;

(i)

No extraordinary commission or other consideration is paid to a person for the trade;

(g)

If the person trading the securities is an insider of the Company, the person reasonably believes that the Company is not in default of securities legislation; and

(h)

All certificates representing the securities bear the Canadian restrictive legend set out in Section 13(1) of MI 51-105.

By acceptance of this certificate, the Holder represents and warrants to the Company that it is a resident of the jurisdiction set forth in the Holder’s address above, that it does not presently intend to trade the Warrants or the Warrant Shares in or from a jurisdiction in Canada.  If, after the date hereof, the Holder does intend to trade the Warrants or Warrant Shares in or from a jurisdiction in Canada, it will, prior to any such trade, re-submit all certificates representing the Shares to the Corporation for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates.

11.

Warrant Non-Transferrable

Notwithstanding any other provision to the contrary, except with the prior written consent of the Company, this Warrant shall be exercisable only by the Holder and shall not be transferable by the Holder.

12.

Payment of Taxes

The Company shall not be required to pay any tax or other charge imposed in connection with the exercise of this Warrant or a permissible transfer involved in the issuance of any certificate for shares issuable under this Warrant in the name other than that of the Holder, and in any such case, the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company’s satisfaction that no such tax or other charge is due.

13.

Notices

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) by personal delivery or telecopy, or (ii) one business day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

TRITON EMISSION SOLUTIONS INC. Non-Transferrable Common Stock Purchase Warrant Certificate <#>

COMPANY:

TRITON EMISSION SOLUTIONS INC.

Attention: Chief Executive Officer

151 San Francisco Street Suite 201

San Juan, Puerto Rico 00901

Tel: 800-648-4287

With a copy to:

TRITON EMISSION SOLUTIONS INC.

Attention: Chief Financial Officer

c/o 789 West Pender Street, Suite 810

Vancouver, British Columbia

Canada V6C 1H2

HOLDER:

At the address set forth above.

14.

Governing Law

This Warrant shall be deemed to be a contract made under the laws of the State of Florida and for all purposes shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts to be made and performed entirely within the State of Florida.

15.

Status as Reporting Company

Until the earlier of the time that (i) all of the Warrants hereunder have been exercised or (ii) the Holder’s right to exercise the Warrants hereunder have expired or been terminated, the Company will use commercially reasonable efforts to maintain the registration of its Common Stock under Section 12(b) or 12(g) of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered by its duly authorized officer.

TRITON EMISSION SOLUTIONS INC.

by its authorized signatory:

By: ______________________________

Name: ___________________________

Title: ____________________________

NOTICE OF EXERCISE FORM

TO:

TRITON EMISSION SOLUTIONS INC.

A Delaware corporation (the “Company”)

Dear Sirs:

The undersigned (the “Subscriber”) hereby exercises the right to purchase and hereby subscribes for

_________________________________________

(Insert No. of Shares)

shares (the “Warrant Shares”) of the common stock, par value $0.001 per share (the “Common Stock”) of TRITON EMISSION SOLUTIONS INC. referred to in the Non-Transferrable Common Stock Purchase Warrant Certificate  surrendered herewith according to the terms and conditions thereof and herewith makes payment by cash, certified check or bank draft of the purchase price in full for the Warrant Shares in accordance with the Warrant.

Please issue a certificate for the shares being purchased as follows in the name of the Subscriber:

NAME:
(Please Print)
ADDRESS:

The Subscriber represents and warrants to the Company that:

(a)

The Subscriber is an “accredited investor” as that term is defined in Rule 501 of Regulation D of the Securities Act of 1933 (the “Securities Act”);

(b)

The Subscriber has not offered or sold the Warrant Shares within the meaning of the Securities Act;

(c)

The Subscriber is acquiring the Warrant Shares for his own account for investment purposes, with no present intention of dividing his interest with others or of reselling or otherwise disposing of all or any portion of the same;

(d)

The Subscriber does not intend any sale of the Warrant Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(e)

The Subscriber has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Warrant Shares;

(f)

The Subscriber is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Warrant Shares;

(g)

The Warrant Shares were offered to the Subscriber in direct communication between the Subscriber and the Company and not through any advertisement of any kind;

(h)

The Subscriber has the financial means to bear the economic risk of the investment which it hereby agrees to make;

(i)

This subscription form will also confirm the Subscriber’s agreement as follows:

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(i)

The Warrant Shares have not been registered under the Securities Act or applicable state “Blue Sky” laws and, therefore, the Warrant Shares may not be resold, transferred or hypothecated except pursuant to an effective registration statement under the Securities Act and any applicable state “Blue Sky” laws, or an opinion of counsel satisfactory to the Company to the effect that such registration is not necessary.  The Company will refuse to register any sale or transfer of the Warrant Shares not made in compliance with the Securities Act or any other applicable securities laws.

(ii)

Only the Company can take action to register the Warrant Shares under the Securities Act or applicable state securities law or to comply with the requirements for an exemption under the Securities Act or applicable state securities law.

(iii)

The certificates representing the Warrant Shares will be endorsed with a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(j)

The Subscriber acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in Canadian Multilateral Instrument MI 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets of the Canadian Securities Administrators (“MI 51-105”), and that the Warrant Shares will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Subscriber further acknowledges and agrees that the  Warrant Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105, the Subscriber comply with such conditions in making any trade of the Warrant Shares in or from a jurisdiction in Canada and the Company will refuse to register any transfer of the Warrant Shares made in connection with a trade of such securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.

(k)

The Subscriber represents and warrants to the Company that it is a resident of the jurisdiction set forth in the address provided below, that it does not presently intend to trade the Warrant Shares in or from a jurisdiction in Canada.  If, after the date hereof, the Subscriber does intend to trade the Warrant Shares in or from a jurisdiction in Canada, it will, prior to any such trade, re-submit all certificates representing the Shares to the Corporation for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates.

Please deliver a warrant certificate in respect of the common shares referred to in the warrant certificate surrendered herewith but not presently subscribed for, to the Subscriber.

DATED this            day of                                                            ,          .

Signature of Subscriber:
Name of Subscriber:
Address of Subscriber:

2